Investments in Companies Accounted for at Equity Method (Details) - Schedule of fair value of TSG's dividend preference derivative - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Schedule of fair value of TSG's dividend preference derivative [Abstract]
Opening balance	$ 1,539	$ 2,733
Increase in fair value recognized in profit or loss	48	93
Currency exchange rate in other comprehensive income	120	213
Decrease due to dividend declared by TSG		(1,500)
Closing balance	$ 1,707	$ 1,539